                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-A

                             -----------------------

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

                       IRIDIUM WORLD COMMUNICATIONS LTD.
             (Exact Name of Registrant as Specified in its Charter)

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
                BERMUDA                                                         52-2025291
        (State of Incorporation                                              (I.R.S. Employer
            or Organization)                                                Identification No.)

            CLARENDON HOUSE
            2 CHURCH STREET
           HAMILTON BERMUDA                                                         HM11
(Address of Principal Executive Offices)                                        (Zip Code)
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                               --------------

                                 IRIDIUM LLC
           (Exact Name of Registrant as Specified in its Charter)


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

                DELAWARE                                                        52-1984342
        (State of Incorporation                                              (I.R.S. Employer
            or Organization)                                                Identification No.)

         1575 EYE STREET, N.W.                                                     20006
           WASHINGTON, D.C.                                                     (Zip Code)
(Address of Principal Executive Offices)

    If this form relates to the                               If this form relates to the registration of a
    registration of a class of debt                           class of debt securities and is to become
    securities and is effective upon filing                   effective simultaneously with the
    pursuant to General Instruction A(c)(1)                   effectiveness of a concurrent registration
    please check the following box.     [ ]                   statement under the Securities Act of 1933
                                                              pursuant to General Instruction A(c)(2) please
                                                              check the following box.     [ ]
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      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
                                     None

      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                     Class A Common Stock, par value $.01
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

                 The material set forth under the caption "Description of Capital Stock" in the Prospectus which constitutes part of the Registrants' Registration Statement on Form S-1 (File No. 333-23419) relating to the Offering of 10,000,000 shares of Class A Common Stock of Iridium World Communications Ltd. (11,500,000 if the underwriters' overallotment options are exercised in full) filed via EDGAR with the Securities and Exchange Commission on March 17, 1997, as amended, shall be deemed to be incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS.

                 The following exhibits are filed herewith or, as permitted by Instruction I, are incorporated by reference into this registration statement.

   Exhibit
    Number          Description
---------------     -----------------------------------------------------------
    1.1             Form of U.S. Purchase Agreement.

    1.2             Form of International Purchase Agreement.

    3.1             Memorandum of Association of Iridium World Communications
                    Ltd.

    3.2             Bye-Laws of Iridium World Communications Ltd.

    4.1             Form of Class A Common Stock Certificate.

                                   SIGNATURES

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           IRIDIUM WORLD COMMUNICATIONS LTD.


Date:  June 2, 1997                        By:  /s/ F. Thomas Tuttle
                                               ---------------------------------
                                                   F. Thomas Tuttle
                                                   Assistant Secretary





                                           IRIDIUM LLC


Date:  June 2, 1997                        By:  /s/ F. Thomas Tuttle
                                               ---------------------------------
                                                   F. Thomas Tuttle
                                                   Vice President, General
                                                      Counsel and Secretary

                                 EXHIBIT INDEX


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
     Exhibit
     Number      Description                                                                     Method of Filing
--------------  ----------------------------------------------------------------------------     ----------------------------------
       1.1       Form of U.S. Purchase Agreement.                                                Incorporated by reference from the
                                                                                                 Registrants' Registration
                                                                                                 Statement on Form S-1 (File No.
                                                                                                 333-23419) filed with the
                                                                                                 Securities and Exchange Commission
                                                                                                 on March 17, 1997, as amended.

       1.2       Form of International Purchase Agreement.                                       Filed herewith.

       3.1       Memorandum of Association of Iridium World Communications Ltd.                  Incorporated by reference from the
                                                                                                 Registrants' Registration
                                                                                                 Statement on Form S-1 (File No.
                                                                                                 333-23419) filed with the
                                                                                                 Securities and Exchange Commission
                                                                                                 on March 17, 1997, as amended.

       3.2       Bye-Laws of Iridium World Communications Ltd.                                   Incorporated by reference from the
                                                                                                 Registrants' Registration
                                                                                                 Statement on Form S-1 (File No.
                                                                                                 333-23419) filed with the
                                                                                                 Securities and Exchange Commission
                                                                                                 on March 17, 1997, as amended.

       4.1       Form of Class A Common Stock Certificate.                                       Incorporated by reference from the
                                                                                                 Registrants' Registration
                                                                                                 Statement on Form S-1 (File No.
                                                                                                 333-23419) filed with the
                                                                                                 Securities and Exchange Commission
                                                                                                 on March 17, 1997, as amended.
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